                 AMENDED AND RESTATED TAX SHARING AGREEMENT


     This agreement (this "Agreement"), entered into as of December 20, 1996, amends and restates that certain Tax Sharing Agreement (the "Initial Agreement") dated as of July 19, 1994, among Aftermarket Technology Holdings Corp. ("Holdings") and Aftermarket Technology Corp. ("ATC") to reflect the merger of Holdings into ATC. Prior to the merger, Holdings, ATC and ATC's direct subsidiaries (the "Subsidiaries") filed a consolidated return for federal income tax purposes and after the merger, ATC and the Subsidiaries will continue to file consolidated returns for federal income tax purposes. ATC and the Subsidiaries are members ("Members") of an affiliated group within the meaning of Section 1504 of the Internal Revenue Code of 1986 (the "Code") of which ATC will be the common parent (the "ATC Group"). References herein to "Regulations" shall be to the Treasury Regulations under the Code. References herein to "tax liabilities" are to current tax liabilities, and not deferred tax liabilities.

     The parties hereto agree as follows:

     1. The parties intend to file consolidated federal income tax returns in accordance with the provisions of Sections 1501, 1502 and 1504 of the Code and the Regulations thereunder.

     2. For each taxable year for which a consolidated federal income tax return is filed for the ATC Group, each Subsidiary shall pay to ATC an amount (the "Hypothetical Amount") equal to the federal income tax liability of such Subsidiary that would be payable to the Internal Revenue Service (the "Service") if the Subsidiary were filing a separate tax return for federal income tax purposes. In computing the federal income taxes payable by a Subsidiary on the basis of such separate return, the Subsidiary shall be entitled to those deductions, credits, and similar items to which it would have been entitled if it were filing a separate return in such year and it were not a member of the ATC Group for that year. In calculating the Hypothetical Amount, each item of income, gain, loss, deduction or credit of the members of each Subsidiary shall be determined in a manner consistent with the treatment of such item for purposes of the ATC Group consolidated federal income tax return, to the extent permitted under the Code to a corporation filing on the basis set forth in this Paragraph 2. The Hypothetical Amount shall be computed using the highest marginal rates of tax applicable to domestic corporations with respect to the types of income derived in such year and shall include interest, penalties, additions to the tax, or additional amounts (as provided for in Chapter 67 and 68 of the Code).

     3. Each Subsidiary will allocate the Hypothetical Amount among its direct and indirect subsidiaries that are members of the ATC Group based on the ratio that the separate return tax liability ("Separate Tax Liability") of each such member for the taxable year bears to the sum of the Separate Tax Liabilities of all the members of the Subsidiary Group. Moreover, each Subsidiary Group expects to reimburse any such member which has tax losses or credits in an amount equal to 100% of the tax benefits realized by the Subsidiary Group as a result of the utilization of such Member's tax losses or credits for purposes of the computation of the Hypothetical Amount. Accordingly, the ATC Group and each Subsidiary Group expects to allocate tax liability of the ATC Group in accordance with Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii) of the Regulations, and for this purpose the percentage referred to in Section 1.1502-33(d)(2)(ii)(b) shall be 100%.

     4. Under Treasury Regulations Section 1.1502-77(a), ATC is the agent for all the Members and is required to act for the ATC Group in connection with matters relating to the consolidated federal tax liability of the ATC Group. In particular, ATC shall be responsible for filing returns with the Service, making elections, receiving all correspondence, filing claims for refund, contesting proposed adjustments and performing such other acts and deeds as ATC may deem necessary and desirable in connection with the foregoing.

     5. The parties agree that ATC shall be responsible for making tax payments to the Service. At such time as ATC makes payments to the Service for any taxes (including estimated taxes), each Subsidiary shall pay to ATC the Hypothetical Amount (or applicable portion thereof for estimated tax purposes) as determined under Paragraph 3. Any overpayment of tax of the ATC Group shall be paid or credited by the Service to ATC and ATC shall pay to its Subsidiaries any portion of such overpayment and any interest thereon paid by the Service to which such Group is entitled. Any adjustment made by the Service which affects either the consolidated tax liability or the Hypothetical Amount shall be made among the Members immediately after the amount of the adjustment is determined.

     6. In the event of any adjustment of tax returns of the ATC Group as filed by reason of filing an amended return or claim for refund, or arising out of an audit by the Service, the Hypothetical Amount shall be recomputed for any period covered by this Agreement after fully giving effect to any such adjustments as if such adjustments had been made as part of original computations. Payments or credits arising out of the foregoing adjustments shall be made at the time of any payment of tax or receipt of refund or credit from the Service with respect to such adjustments, and such payments or credits shall include any interest attributable to such adjustments.

     7. The parties expect to file single combined reports or consolidated reports for purposes of various state corporate franchise and income tax filing obligations where such returns are required or allowed. The parties agree to a comparable tax allocation method for any state for which a combined or consolidated report is filed. The parties agree to use a reasonable common-sense approach to the allocation of the state franchise and income tax liability consistent with the allocation method for federal income tax purposes.

     8.  This Agreement supersedes the Initial Agreement.

     9.  This Agreement is governed by the laws of the State of California.

    10. This Agreement shall be binding on and inure to the benefits of any successors to any of the parties hereto.

    11. This Agreement shall remain in effect with respect to any party hereto for any taxable year or part thereof for which consolidated returns are filed by ATC as a common parent corporation and such party is an includible corporation in such consolidated return.

    12. This Agreement may not be amended, supplemented or discharged, except by an instrument in writing signed by all parties hereto.



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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  AFTERMARKET TECHNOLOGY CORP.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer


                                  AARON'S AUTOMOTIVE PRODUCTS, INC.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer


                                  ATC COMPONENTS, INC.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer


                                  CRS HOLDINGS CORP.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer


                                  DIVERCO ACQUISITION CORP.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer


                                  H.T.P., INC.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer


                                  MAMCO CONVERTERS, INC.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer

                                  R.P.M. MERIT, INC.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer


                                  TRANZPARTS ACQUISITION CORP.


                                  ---------------------------------------------
                                   Stephen J. Perkins, Chief Executive Officer











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